SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                               -------------------



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 27, 2001


                         GREENE COUNTY BANCSHARES, INC.
                         ------------------------------
             (Exact name of Registrant as specified in its charter)


              Tennessee                 0-14289                62-1222567
              ---------                 -------                ----------
   (State or Other Jurisdiction        (Commission           (I.R.S. Employer
         of Incorporation)             File Number)         Identification No.)

            100 North Main Street, Greeneville, Tennessee 37743-4992
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                    (Address of principal executive offices)


                                 (423) 639-5111
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               Registrant's telephone number, including area code


                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)


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Item 5. Other Events.
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     The Registrant  issued a press release  announcing  that it has engaged the firm of Morgan Keegan and Company, Inc. to enhance the ability of the Registrant's stockholders to identify potential purchasers or sellers of the Registrant's common stock. See the attached press release, at Exhibit 99.1, for further information.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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   (a)  -  (b)      Not applicable.

           (c)      The following exhibit is filed as part of this report.

                    Exhibit 99.1      Press release dated March 27, 2001

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                GREENE COUNTY BANCSHARES, INC.


Date:   March 27, 2001          By:   /s/ R. Stan Puckett
                                     -------------------------------------------
                                     R. Stan Puckett
                                     President, Chief Executive Officer
                                       and Director
                                     (Duly Authorized Representative)